UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 5, 2010
GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)
500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(617) 252-7500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends the Form 8-K filed by Genzyme Corporation (“Genzyme”) on November 5, 2010 (the “Original Form 8-K”) regarding Genzyme’s workforce reduction plan. This Form 8-K/A is being filed to supplement the Original Form 8-K with information relating to implementation of the second phase of the plan.
Item 2.05 Costs Associated with Exit or Disposal Activities
Second Phase of Workforce Reduction Plan
On February 17, 2011, Genzyme implemented the second phase of its previously announced workforce reduction plan to eliminate a total of approximately 1,000 positions by the end of 2011. This phase will eliminate approximately 170 positions, including approximately 60 unfilled positions, across various functions and locations. Approximately 40 filled positions are being eliminated in connection with closing Genzyme’s facility in San Diego, California. In the United States, affected employees are being offered severance packages, including severance payments, temporary healthcare coverage assistance and outplacement services. Similar packages will be offered to affected employees outside of the United States in accordance with local laws. In connection with this phase, Genzyme estimates incurring total charges of $16 million to $23 million, primarily for one-time severance benefits and facilities-related costs. These charges are expected to be recorded in the first half of 2011. Genzyme will provide information about subsequent phases of the workforce reduction plan as they are implemented.
This Current Report on Form 8-K/A contains forwarding-looking statements regarding the timing of, and the number of positions affected by, Genzyme’s workforce reduction plan and the timing and amount of financial charges related to implementation of that plan. These statements are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among others: that Genzyme will be unable to complete the phases of the workforce reduction plan on the timeframe expected; that costs related to the workforce reduction plan may be higher than estimated; and the risks and uncertainties described in Genzyme’s SEC reports filed under the Securities Exchange Act of 1934, including the factors discussed under the caption “Risk Factors” in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genzyme’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. Genzyme cautions investors not to place substantial reliance on the forward-looking statements contained in this report. These statements speak only as of the date this report was filed with the Securities and Exchange Commission and Genzyme undertakes no obligation to update or revise these statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: February 18, 2011	By:	/s/ Michael S. Wyzga
		Name:	Michael S. Wyzga
		Title:	Executive Vice President, Finance and Chief Financial Officer